SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

 Date of Report: (Date of earliest event reported): May 16, 2003 (May 16, 2003)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




        Delaware                     0-15905                     73-1268729
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)




                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                                (Not Applicable)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On May 16, 2003, Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), issued a press release reporting its earnings for the quarter ended March 31, 2003.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Exhibits

         99.1     Press Release issued May 16, 2003


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 16, 2003


                                                     BLUE DOLPHIN ENERGY COMPANY


                                                      /s/ G. Brian Lloyd
                                                      ------------------
                                                     G. Brian Lloyd
                                                     Vice President, Treasurer
































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

                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION OF EXHIBIT

99.1              Press Release issued May 16, 2003


































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